                                                                      EXHIBIT 99


                        NATIONSBANC MONTGOMERY SECURITIES

                      NationsBanc Montgomery Securities LLC

                                                              [NATIONSBANK LOGO]


--------------------------------------------------------------------------------




         CMBS NEW ISSUE TERM SHEET


         NATIONSLINK FUNDING CORPORATION
         Commercial Mortgage Pass-Through Certificates
         Series 1998-1
         Class A, B, C, D, E & X Certificates
         $898,128,487 (approximate)


         FEBRUARY 25, 1998



--------------------------------------------------------------------------------






                 NATIONSBANC MONTGOMERY SECURITIES LLC

--------------------------------------------------------------------------------
THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

--------------------------------------------------------------------------------
          NATIONSLINK FUNDING CORPORATION
          Commercial Mortgage Pass-Through Certificates
          Series 1998-1
          Class A, B, C, D, E & X Certificates
          $898,128,487 (approximate)
--------------------------------------------------------------------------------


STRUCTURE OVERVIEW

OFFERED CERTIFICATES

      EXPECTED RATINGS
      ----------------                          APPROX.                           ASSUMED FINAL                ANTICIPATED
         (MOODY'S/     APPROX.      APPROX.    CREDIT    AVERAGE   PRINCIPAL      DISTRIBUTION                    DOLLAR     PRICE
CLASS    DCR/FITCH)     SIZE      % OF TOTAL   SUPPORT   LIFE(1)   WINDOW(1)        DATE(1)           COUPON      PRICE     THOUGHTS
------------------------------------------------------------------------------------------------------------------------------------
 A-1    Aaa/AAA/NR   $199,017,108     19.50%     30.00%  5.01 yrs. 1 - 82 Mos.  January 20, 2005    Fixed Rate
 A-2    Aaa/AAA/NR     81,648,044      8.00      30.00   7.29       82 - 105    December 20, 2006   Fixed Rate
 A-3    Aaa/AAA/NR    433,755,237     42.50      30.00   9.46      105 - 117    December 20, 2007   Fixed Rate
 X-1    Aaa/AAA/NR    714,348,947(2)      -          -   7.97(3)   1 - 117(3)   December 20, 2007   Var. (IO)
 X-2    Aaa/AAA/AAA   306,149,551(2)      -          -   9.83(3)   1 - 120(3)    March 20, 2008     Var. (IO)
  B      Aa2/AA/AA     53,581,529      5.25      24.75   9.76      117 - 118    January 20, 2008    Fixed Rate
  C       A2/A/A       56,133,030      5.50      19.25   9.81      118 - 118    January 20, 2008    Fixed Rate
  D    Baa2/BBB/BBB    48,478,526      4.75      14.50   9.81      118 - 118    January 20, 2008    Fixed Rate
  E     Baa3/NR/NR     25,515,013      2.50      12.00   9.81      118 - 118    January 20, 2008    Fixed Rate
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NON-OFFERED CERTIFICATES

          EXPECTED RATINGS
          ----------------        APPROX.       APPROX.       APPROX.       AVERAGE    PRINCIPAL     ASSUMED FINAL
CLASS  (MOODY'S/DCR/[FITCH])       SIZE       % OF TOTAL  CREDIT SUPPORT    LIFE(1)    WINDOW(1)  DISTRIBUTION DATE(1)   COUPON
------------------------------------------------------------------------------------------------------------------------------------
  F           NR/BB/NR          $51,030,027       5.00%        7.00%        9.83 yrs. 118 - 119    February 20, 2008   Fixed Rate
  G         Not offered          10,206,005       1.00         6.00         9.89      119 - 119    February 20, 2008   Fixed Rate
  H         Not offered          25,515,013       2.50         3.50         9.89      119 - 119    February 20, 2008   Fixed Rate
  J         Not offered          12,247,206       1.20         2.30         9.91      119 - 120     March 20, 2008     Fixed Rate
  K         Not offered          23,473,819       2.30            -         9.97      120 - 120     March 20, 2008     Fixed Rate
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

(1) Average Life, Principal Window and Assumed Final Distribution Date were calculated assuming 0% CPR, no defaults, no extensions and no clean-up call.

(2) The Class X-1 Certificates will accrue interest on a Notional Amount equal to 99.99% of the aggregate outstanding balance of the Class A Certificates. The Class X-2 Certificates will accrue interest on a Notional Amount equal to 99.99% of the aggregate outstanding balance of all of the Classes of Sequential Pay Certificates, other than the Class A Certificates.

(3)      Represents characteristics of related principal classes.

--------------------------------------------------------------------------------
THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

--------------------------------------------------------------------------------
          NATIONSLINK FUNDING CORPORATION
          Commercial Mortgage Pass-Through Certificates
          Series 1998-1
          Class A, B, C, D, E & X Certificates
          $898,128,487 (approximate)
--------------------------------------------------------------------------------


         STRUCTURE SCHEMATIC

         [BAR GRAPH]

[ ] The Class X-1 Certificates will accrue interest on a Notional Amount equal to approximately 99.99% of the aggregate outstanding balance of the Class A Certificates. The Class X-2 Certificates will accrue interest on a Notional Amount equal to approximately 99.99% of the aggregate outstanding balance of all of the Classes of Sequential Pay Certificates, other than the Class A Certificates.


--------------------------------------------------------------------------------
THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

--------------------------------------------------------------------------------
          NATIONSLINK FUNDING CORPORATION
          Commercial Mortgage Pass-Through Certificates
          Series 1998-1
          Class A, B, C, D, E & X Certificates
          $898,128,487 (approximate)
--------------------------------------------------------------------------------


Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the preliminary prospectus supplement dated February 25, 1998.

TRANSACTION TERMS

ISSUE TYPE                 Sequential pay REMIC, Class A-1, A-2, A-3, B, C, D, E
                           and X-1 and X-2 Certificates (the "Offered
                           Certificates") offered publicly. All other
                           Certificates privately placed to qualified institutional buyers or to accredited investors;

CUT-OFF DATE               March 1, 1998;

MORTGAGE POOL              The Mortgage Pool consists of 201 conventional,
                           multifamily and commercial mortgage loans (the
                           "Mortgage Loans"), with an aggregate Cut-off Date
                           Balance of $1,020,600,558 (the "Initial Pool
                           Balance"), subject to a variance of plus or minus 5%.
                           The Mortgage Loans are secured by 201 properties (the
                           "Mortgaged Properties") located throughout 30 states and the District of Columbia;

DEPOSITOR                  NationsLink Funding Corporation;

MORTGAGE LOAN SELLER       NationsBank, N.A., successor in interest to
                           NationsBanc Mortgage Capital Corporation;

UNDERWRITER                NationsBanc Montgomery Securities LLC;

TRUSTEE                    Norwest Bank Minnesota, National Association;

MASTER SERVICER            Midland Loan Services, L.P.;

SPECIAL SERVICER           Lennar Partners, Inc.;

RATING AGENCIES            Moody's Investor Service, Inc., Duff & Phelps Credit
                           Rating Co. and Fitch IBCA, Inc.;

DENOMINATIONS              $10,000 minimum for Class A-1, A-2 and A-3
                           Certificates, $1,000,000 (notional) minimum for Class
                           X-1 and X-2 Certificates and $100,000 minimum for all other Offered Certificates;

DELIVERY DATE              March 30, 1998;

SETTLEMENT TERMS           Book-entry through DTC for all Offered Certificates;

DISTRIBUTION DATE          To be made monthly on the 20th or on the next
                           business day, commencing April 20, 1998;

INTEREST DISTRIBUTIONS     Interest will be distributed on each Distribution
                           Date in sequential order of Class designations with Classes A-1, A-2, A-3, X-1 and X-2 ranking pari passu in entitlement to interest;

PRINCIPAL DISTRIBUTIONS    Principal will be distributed on each Distribution
                           Date to the most senior Class (i.e. the Class with the earliest alphabetical/numerical Class designation) of Sequential Pay Certificates outstanding, until such Class is retired. If, due to losses, the Certificate Balances of the Class B through K Certificates are reduced to zero, payments of principal to the Class A-1, A-2 and A-3
                           Certificates will be made pro rata;


--------------------------------------------------------------------------------
THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

--------------------------------------------------------------------------------
          NATIONSLINK FUNDING CORPORATION
          Commercial Mortgage Pass-Through Certificates
          Series 1998-1
          Class A, B, C, D, E & X Certificates
          $898,128,487 (approximate)
--------------------------------------------------------------------------------


LOSSES To be applied first to Class K, then to the next most subordinate class, etc.;

PREPAYMENT PREMIUMS        To be distributed (i) first, to the holders of the
                           Class X-1 and X-2 Certificates and to the holders of the Class A, B, C, D and E Certificates then entitled to principal up to an amount equal to, and pro rata in accordance with, the PV Yield Loss Amount for each such Class and (ii) to the extent of any remaining portion, to the holders of the Class X-1 and X-2
                           Certificates, pro rata based on respective notional balances as of the preceding Distribution Date. See example provided herein;

ADVANCES Subject to certain limitations, including, but not limited to, a recoverability determination, the Master Servicer will be required to advance certain principal, interest and servicing expenses. In the event that the Master Servicer fails to make such advances, the Trustee will be required to do so;

APPRAISAL REDUCTIONS       If a Mortgage Loan becomes more than 90 days
                           delinquent or a Mortgage Loan becomes REO or the Special Servicer materially modifies a Mortgage Loan, the Special Servicer will obtain an appraisal on the property. Advances of delinquent interest to the most subordinate class will be reduced to the extent of the interest on the Appraisal Reduction Amount. The
                           Appraisal Reduction Amount will be equal to the difference between (a) the scheduled balance of the Mortgage Loan plus any unpaid advances outstanding and other amounts payable with respect thereto and
                           (b) an amount equal to 90% of the appraisal value of the property;

OPTIONAL CALL              1.0% clean-up call, at the option of the Master
                           Servicer or the majority holder of the Controlling
                           Class;

CONTROLLING CLASS          The most subordinate Class of Sequential Pay
                           Certificates with an outstanding Certificate Balance at least equal to the greater of (i) 1% of the outstanding aggregate Certificate Balance as of the Delivery Date or (ii) 25% of its initial Certificate
                           Balance (or, if no such Class satisfies such criteria, the Class of Sequential Pay Certificates with the largest outstanding Certificate Balance);

ERISA Classes A-1, A-2, A-3, X-1 and X-2 are ERISA eligible;

SMMEA The Certificates are not "mortgage-related securities" for the purposes of SMMEA;

ELECTRONIC REPORTING       Information will be provided for modeling on
                           Bloomberg, Trepp and Conquest. Loan-level detail will be available through the Trustee's website;

CONTACT                    NationsBanc Montgomery Securities LLC
                           Commercial Mortgage Sales & Trading
                           Ken Rivkin
                           Bill Hale
                           Geordie Walker
                           (704) 388-1597


--------------------------------------------------------------------------------
THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

-------------------------------------------------------------------------------
     NATIONSLINK FUNDING CORPORATION
     Commercial Mortgage Pass-Through Certificates
     Series 1998-1
     Class A, B, C, D, E & X Certificates
     $898,128,487 (approximate)
-------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS

General Characteristics

------------------------------------------------------------------
Initial Pool Balance                                $1,020,600,558
Number of Mortgage Loans                                       201
Number of Mortgaged Properties                                 201
Average Cut-off Date Balance                        $    5,077,615
Weighted Average Mortgage Rate                              7.701%
Weighted Average Remaining Term to Maturity             109 months
Weighted Average Underwriting DSCR                           1.47x
Weighted Average Cut-off Date LTV Ratio                      72.2%
Weighted Average Remaining Lock-out Period               41 months
------------------------------------------------------------------

==================================================================


Property Type

                                                                                 WEIGHTED              WEIGHTED            WEIGHTED
                          NUMBER OF   % OF        AGGREGATE          % OF        AVERAGE   MIN/MAX     AVERAGE   MIN/MAX    AVERAGE
                          MORTGAGE   MORTGAGE   CUT-OFF DATE      INITIAL POOL    U/W       U/W       COD LTV   COD LTV   MORTGAGE
PROPERTY TYPE              LOANS      LOANS       BALANCE           BALANCE       DSCR(1)   DSCR(1)     RATIO(2)  RATIO(2)   RATE
===================================================================================================================================
Multifamily                100        49.8%    $  496,435,092        48.6%        1.41x    1.23/2.90x   74.5%    27.2/82.8%   7.497%
Retail                      57        28.4        306,236,809        30.0         1.47     1.22/2.69    71.0     36.2/79.8    7.693
Hotel                        7         3.5         49,939,192         4.9         1.67     1.57/1.94    66.7     51.8/71.2    8.790
Industrial                   2         1.0         43,867,380         4.3         1.35     1.32/1.38    79.9     79.9/79.9    7.100
Office                      13         6.5         42,886,497         4.2         1.55     1.42/1.78    69.7     50.7/79.8    7.909
Health Care                  8         4.0         40,719,583         4.0         1.92     1.52/4.24    60.8     33.3/72.1    8.559
Franchise                   12         6.0         33,219,904         3.3         1.56     1.31/1.77    63.9     58.3/67.6    8.450
Mini Storage                 1         0.5          4,029,207         0.4         1.19     1.19/1.19    74.1     74.1/74.1    8.830
Golf Course                  1         0.5          3,266,894         0.3         1.60     1.60/1.60    57.9     57.9/57.9    8.370
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE     201       100.0%    $1,020,600,558       100.0%        1.47x    1.19/4.24x   72.2%    27.2/82.8%   7.701%
===================================================================================================================================

(1) Underwriting ("U/W") DSCR is the ratio of Underwriting Net Operating Income to annualized debt service.
(2) Cut-off Date ("COD") LTV Ratio is the ratio of Cut-off Date Balance to Appraisal Value.

                                  WEIGHT
                                 AVERAGE
                     UNIT      LOAN BALANCE
PROPERTY TYPE        TYPE        PER UNIT
===========================================                         [MORTGAGE POOL CHARACTERISTICS GRAPH]
Multifamily           Units      $38,407.88
Retail             Square Feet        82.09
Hotel                 Rooms       39,897.24
Industrial         Square Feet        41.08
Office             Square Feet        65.27
Health Care           Beds        47,518.92
Franchise          Square Feet       519.07
Mini Storage       Square Feet        25.99
Golf Course           Holes      181,494.13
-------------------------------------------
===========================================

-------------------------------------------------------------------------------
THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

-------------------------------------------------------------------------------
     NATIONSLINK FUNDING CORPORATION
     Commercial Mortgage Pass-Through Certificates
     Series 1998-1
     Class A, B, C, D, E & X Certificates
     $898,128,487 (approximate)
-------------------------------------------------------------------------------

Property Location

                                                                                    WEIGHTED     WEIGHTED        WEIGHTED
                          NUMBER OF   % OF         AGGREGATE           % OF         AVERAGE       AVERAGE         AVERAGE
                          MORTGAGE   MORTGAGE    CUT-OFF DATE       INITIAL POOL  UNDERWRITING  CUT-OFF DATE     MORTGAGE
LOCATION (STATE/COUNTY)    LOANS      LOANS         BALANCE            BALANCE      DSCR(1)      LTV RATIO(2)      RATE
==========================================================================================================================
FL                           36       17.9%      $  228,146,632        22.4%        1.49X          70.1%           7.791%
    Dade                      4        2.0           59,057,888         5.8         1.39           76.3            7.398
    Walton                    1        0.5           36,501,176         3.6         1.71           54.5            6.915
    Broward                  10        5.0           31,608,451         3.1         1.45           69.5            8.377
    Osceola                   1        0.5           29,190,339         2.9         1.67           68.7            8.735
    Orange                    3        1.5           21,569,600         2.1         1.39           74.3            8.354
    Other Counties           17        8.5           50,219,178         4.9         1.42           73.5            7.729
CA                           21       10.4          158,196,661        15.5         1.39           73.3            7.430
    Los Angeles               5        2.5           48,339,663         4.7         1.36           74.9            7.467
    San Diego                 2        1.0           29,961,657         2.9         1.28           72.2            7.545
    San Francisco             1        0.5           18,714,507         1.8         1.47           74.9            6.815
    San Joaquin               2        1.0            8,485,002         0.8         1.68           68.2            7.253
    Santa Clara               1        0.5            8,314,023         0.8         1.30           70.2            8.470
    Other Counties           10        5.0           44,381,809         4.3         1.42           73.3            7.411
NC                           10        5.0          101,161,511         9.9         1.40           74.0            7.329
GA                           11        5.5           50,898,740         5.0         1.44           72.8            7.551
IN                           16        8.0           49,638,043         4.9         1.55           66.5            8.261
LA                            8        4.0           45,470,693         4.5         1.43           78.3            7.320
TX                           10        5.0           40,178,127         3.9         1.39           75.0            8.123
VA                            9        4.5           36,658,337         3.6         1.51           72.5            7.751
NV                            5        2.5           32,940,080         3.2         1.41           76.7            7.901
NY                            9        4.5           30,774,197         3.0         1.67           68.7            8.494
Other States                 66       32.8          246,573,537        24.2         1.52           71.7            7.729
--------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE      201      100.0%      $1,020,600,558       100.0%        1.47x          72.2%           7.701%
==========================================================================================================================

(1) Underwriting DSCR is the ratio of Underwriting Net Operating Income to annualized debt service.
(2) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Appraisal Value.
[ ] The Mortgage Properties are located throughout 30 states and the District of Columbia.


                            [Property Location Map]


-------------------------------------------------------------------------------
THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

------------------------------------------------------------------------------
     NATIONSLINK FUNDING CORPORATION
     Commercial Mortgage Pass-Through Certificates
     Series 1998-1
     Class A, B, C, D, E & X Certificates
     $898,128,487 (approximate)
------------------------------------------------------------------------------

Cut-off Date Balance

                                                                                     WEIGHTED      WEIGHTED         WEIGHTED
                          NUMBER OF   % OF         AGGREGATE            % OF          AVERAGE       AVERAGE          AVERAGE
                          MORTGAGE   MORTGAGE    CUT-OFF DATE        INITIAL POOL  UNDERWRITING   CUT-OFF DATE      MORTGAGE
CUT-OFF DATE BALANCE       LOANS      LOANS        BALANCE             BALANCE        DSCR(1)     LTV RATIO(2)        RATE
============================================================================================================================
$568,681 to $999,999         6        3.0%       $    4,721,758           0.5%          1.61x           55.1%          8.521%
$1,000,000 to $2,499,999    64       31.8           118,983,329          11.7           1.54            69.1           8.025
$2,500,000 to $4,999,999    82       40.8           299,286,986          29.3           1.52            70.3           7.903
$5,000,000 to $7,499,999    19        9.5           114,323,430          11.2           1.47            72.3           7.622
$7,500,000 to $9,999,999     9        4.5            75,592,611           7.4           1.39            75.5           7.640
$10,000,000 to $14,999,999   5        2.5            56,223,861           5.5           1.49            71.3           7.881
$15,000,000 to $19,999,999   9        4.5           157,529,446          15.4           1.38            77.3           7.548
$20,000,000 to $29,999,999   6        3.5           157,437,960          15.4           1.39            76.0           7.404
$30,000,000 to $36,501,176   1        0.5            36,501,176           3.6           1.71            54.5           6.915
----------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE     201      100.0%       $1,020,600,558         100.0%          1.47x           72.2%          7.701%
============================================================================================================================

(1) Underwriting DSCR is the ratio of Underwriting Net Operating Income to annualized debt service.
(2) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Appraisal Value.

[ ]  THE AVERAGE CUT-OFF DATE BALANCE IS $5,077,615.

Underwriting Debt Service Coverage Ratio

                                                                                           WEIGHTED      WEIGHTED       WEIGHTED
                              NUMBER OF   % OF        AGGREGATE               % OF          AVERAGE       AVERAGE        AVERAGE
                              MORTGAGE   MORTGAGE    CUT-OFF DATE          INITIAL POOL  UNDERWRITING   CUT-OFF DATE    MORTGAGE
Debt Service Coverage Ratio    LOANS      LOANS        BALANCE               BALANCE        DSCR(1)     LTV RATIO(2)      RATE
================================================================================================================================
1.19x to 1.29x                   8         4.0%        $   54,065,904          5.3%         1.24x          74.7%           7.765%
1.30x to 1.34x                  19         9.5            172,389,392         16.9          1.32           76.4            7.458
1.35x to 1.39x                  43        21.4            262,801,414         25.7          1.38           77.3            7.608
1.40x to 1.49x                  64        31.8            237,588,077         23.3          1.44           73.0            7.638
1.50x to 1.59x                  26        12.9             99,105,940          9.7          1.55           68.9            8.092
1.60x to 1.69x                  21        10.4            103,242,530         10.1          1.64           67.4            8.250
1.70x to 1.79x                   8         4.0             56,426,156          5.5          1.72           58.4            7.414
1.80x to 1.89x                   3         1.5              9,206,470          0.9          1.82           57.9            8.500
1.90x to 1.99x                   2         1.0              5,029,825          0.5          1.92           58.7            7.980
2.00x to 2.99x                   6         3.0             16,260,739          1.6          2.40           42.5            7.152
3.00x to 4.24x                   1         0.5              4,484,109          0.4          4.24           39.3            7.330
--------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE         201       100.0%        $1,020,600,558        100.0%         1.47x          72.2%           7.701%
================================================================================================================================

(1) Underwriting DSCR is the ratio of Underwriting Net Operating Income to annualized debt service.
(2) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Appraisal Value.

[ ]  THE WEIGHTED AVERAGE UNDERWRITING DEBT SERVICE COVERAGE RATIO IS 1.47X.

------------------------------------------------------------------------------
THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

------------------------------------------------------------------------------
     NATIONSLINK FUNDING CORPORATION
     Commercial Mortgage Pass-Through Certificates
     Series 1998-1
     Class A, B, C, D, E & X Certificates
     $898,128,487 (approximate)
------------------------------------------------------------------------------

Cut-off Date Loan-to-Value Ratio

                                                                                    WEIGHTED       WEIGHTED       WEIGHTED
                          NUMBER OF   % OF        AGGREGATE            % OF          AVERAGE        AVERAGE        AVERAGE
                          MORTGAGE   MORTGAGE    CUT-OFF DATE        INITIAL POOL  UNDERWRITING   CUT-OFF DATE    MORTGAGE
CUT-OFF DATE LTV RATIO     LOANS      LOANS        BALANCE             BALANCE        DSCR(1)       LTV RATIO(2)     RATE
==========================================================================================================================
27.2% to 49.9%               9         4.5%      $   23,337,482        2.3%           2.57x           37.1%          7.599%
50.0% to 59.9%              12         6.0           77,916,520        7.6            1.68            55.5           7.593
60.0% to 64.9%              18         9.0           43,545,717        4.3            1.57            62.7           8.166
65.0% to 69.9%              40        19.9          159,620,176       15.6            1.56            67.8           8.150
70.0% to 74.9%              48        23.9          273,273,752       26.8            1.40            73.4           7.846
75.0% to 79.9%              67        33.3          390,803,946       38.3            1.38            78.4           7.396
80.0% to 83.0%               7         3.5           52,102,966        5.1            1.38            80.9           7.663
--------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE     201       100.0%      $1,020,600,558      100.0%           1.47x           72.2%          7.701%
==========================================================================================================================

(1) Underwriting DSCR is the ratio of Underwriting Net Operating Income to annualized debt service.
(2) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Appraisal Value.

[ ]  THE WEIGHTED AVERAGE CUT-OFF DATE LTV RATIO IS 72.2%.


Maturity Date Loan-to-Value Ratio

                                                                                    WEIGHTED       WEIGHTED       WEIGHTED
                          NUMBER OF   % OF         AGGREGATE           % OF          AVERAGE        AVERAGE        AVERAGE
                          MORTGAGE   MORTGAGE    CUT-OFF DATE        INITIAL POOL  UNDERWRITING  MATURITY DATE    MORTGAGE
MATURITY DATE LTV RATIO    LOANS      LOANS        BALANCE             BALANCE        DSCR(1)      LTV RATIO(2)     RATE
==========================================================================================================================
Fully amortizing             1         0.5%       $      889,628        0.1%           2.06x         0.0%
26.7% to 49.9%              31        15.4           122,630,037       12.0            1.82         42.2            7.620%
50.0% to 59.9%              46        22.9           159,741,180       15.7            1.53         56.1            7.686
60.0% to 64.9%              35        17.4           163,910,329       16.1            1.47         62.7            8.109
65.0% to 69.9%              50        24.6           350,326,685       34.3            1.39         67.4            7.461
70.0% to 75.8%              38        18.9           223,102,700       21.9            1.38         72.2            7.589
-------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE     201       100.0%       $1,020,600,558      100.0%           1.47x        62.9%           7.701%
=========================================================================================================================


(1) Underwriting DSCR is the ratio of Underwriting Net Operating Income to annualized debt service.
(2) Cut-off Date LTV Ratio is the ratio of Maturity Date Balance to Appraisal Value.

[ ]  THE WEIGHT AVERAGE MATURITY DATE LOAN-TO-VALUE RATIO IS 62.9%.

------------------------------------------------------------------------------
THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

-------------------------------------------------------------------------------
     NATIONSLINK FUNDING CORPORATION
     Commercial Mortgage Pass-Through Certificates
     Series 1998-1
     Class A, B, C, D, E & X Certificates
     $898,128,487 (approximate)
-------------------------------------------------------------------------------

Mortgage Rate

                                                                                            WEIGHTED        WEIGHTED      WEIGHTED
                               NUMBER OF       % OF          AGGREGATE         % OF         AVERAGE         AVERAGE        AVERAGE
                               MORTGAGE       MORTGAGE     CUT-OFF DATE     INITIAL POOL   UNDERWRITING   CUT-OFF DATE    MORTGAGE
MORTGAGE RATE                   LOANS          LOANS         BALANCE          BALANCE        DSCR(1)       LTV RATIO(2)     RATE
-----------------------------------------------------------------------------------------------------------------------------------
6.720% to 6.999%                11            5.5%     $  131,980,785        12.9%          1.54x            66.9%         6.857%
7.000% to 7.249%                24           11.9         209,098,006        20.5           1.43             75.4          7.106
7.250% to 7.499%                32           15.9         124,188,933        12.2           1.52             75.0          7.365
7.500% to 7.749%                32           15.9         163,751,514        16.0           1.37             75.3          7.601
7.750% to 7.999%                28           13.9          98,318,595         9.6           1.48             72.1          7.887
8.000% to 8.499%                37           18.4         136,628,070        13.4           1.48             69.6          8.318
8.500% to 8.499%                22           10.9         105,569,470        10.3           1.51             69.7          8.736
9.000% to 9.499%                10            5.0          42,534,678         4.2           1.52             67.1          9.213
9.500% to 9.830%                 5            2.5           8,530,508         0.8           1.54             68.5          9.736
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE         201          100.0%     $1,020,600,558       100.0%          1.47x            72.2%         7.701%
====================================================================================================================================

(1)Underwriting DSCR is the ratio of Underwriting Net Operating Income to annualized debt service.
(2)Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Appraisal
   Value.

[ ] THE WEIGHTED AVERAGE MORTGAGE RATE IS 7.701%.
[ ] THE WEIGHTED AVERAGE ADMINISTRATIVE FEE RATE IS 0.157%
[ ] THE WEIGHTED AVERAGE NET MORTGAGE RATE IS 7.543%.

Original Term to Maturity

                                                                                          WEIGHTED         WEIGHTED       WEIGHTED
                             NUMBER OF       % OF          AGGREGATE         % OF         AVERAGE          AVERAGE        AVERAGE
                             MORTGAGE       MORTGAGE     CUT-OFF DATE     INITIAL POOL   UNDERWRITING    CUT-OFF DATE     MORTGAGE
ORIGINAL TERM TO MATURITY     LOANS          LOANS         BALANCE          BALANCE        DSCR(1)        LTV RATIO(2)      RATE
------------------------------------------------------------------------------------------------------------------------------------
60 months                       3             1.5%       $28,963,707         2.8%          1.37x            76.8%          7.537%
84 months                      12             6.0        141,545,500        13.9           1.46             74.2           7.600
108 months                      1             0.5          3,091,388         0.3           1.42             74.2           7.870
120 months                    185            92.0        846,999,963        83.0           1.48             71.6           7.722
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE        201           100.0%    $1,020,600,558       100.0%          1.47x            72.2%          7.701%
====================================================================================================================================

(1)Underwriting DSCR is the ratio of Underwriting Net Operating Income to annualized debt service.
(2)Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Appraisal
   Value.

[ ] THE WEIGHTED AVERAGE ORIGINAL TERM TO MATURITY IS 113 MONTHS.





-------------------------------------------------------------------------------
THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

------------------------------------------------------------------------------
     NATIONSLINK FUNDING CORPORATION
     Commercial Mortgage Pass-Through Certificates
     Series 1998-1
     Class A, B, C, D, E & X Certificates
     $898,128,487 (approximate)
------------------------------------------------------------------------------

Original Amortization Term

                                                                                          WEIGHTED         WEIGHTED      WEIGHTED
                               NUMBER OF       % OF          AGGREGATE         % OF       AVERAGE          AVERAGE        AVERAGE
                               MORTGAGE       MORTGAGE     CUT-OFF DATE     INITIAL POOL UNDERWRITING    CUT-OFF DATE    MORTGAGE
ORIGINAL AMORTIZATION TERM      LOANS          LOANS         BALANCE          BALANCE      DSCR(1)       LTV RATIO(2)      RATE
-----------------------------------------------------------------------------------------------------------------------------------
120 months                       1            0.5%     $      889,628         0.1%          2.06x            27.2%         7.620%
180 months                       1            0.5           3,120,998         0.3           1.42             55.7          7.380
207 months                       1            0.5           2,988,804         0.3           1.77             63.3          8.450
219 months                       1            0.5           2,753,371         0.3           1.69             66.3          8.450
240 months                      17            8.5          46,893,599         4.6           1.59             65.1          8.304
300 months                      65           32.3         303,062,022        29.7           1.58             66.8          8.013
360 months                     115           57.2         660,892,136        64.8           1.41             75.3          7.510
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE         201          100.0%     $1,020,600,558       100.0%          1.47x            72.2%         7.701%
====================================================================================================================================

(1)Underwriting DSCR is the ratio of Underwriting Net Operating Income to annualized debt service.
(2)Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Appraisal
   Value.

[ ] THE WEIGHTED AVERAGE ORIGINAL AMORTIZATION TERM IS 335 MONTHS.

Remaining Term to Maturity

                                                                                          WEIGHTED         WEIGHTED      WEIGHTED
                             NUMBER OF       % OF          AGGREGATE         % OF         AVERAGE          AVERAGE       AVERAGE
                             MORTGAGE       MORTGAGE     CUT-OFF DATE     INITIAL POOL   UNDERWRITING    CUT-OFF DATE    MORTGAGE
REMAINING TERM TO MATURITY    LOANS          LOANS         BALANCE          BALANCE        DSCR(1)        LTV RATIO(2)     RATE
------------------------------------------------------------------------------------------------------------------------------------
56 months to 59 months          3             1.5%    $   28,963,707         2.8%          1.37x            76.8%          7.537%
60 months to 83 months         11             5.5        135,145,500        13.2           1.46             74.4           7.638
84 months to 119 months       185            92.0        825,441,351        80.9           1.48             71.5           7.747
120 months                      2             1.0         31,050,000         3.0           1.38             76.1           6.881
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE        201           100.0%    $1,020,600,558       100.0%          1.47x            72.2%          7.701%
====================================================================================================================================

(1)Underwriting DSCR is the ratio of Underwriting Net Operating Income to annualized debt service.
(2)Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Appraisal
   Value.

[ ] THE WEIGHTED AVERAGE SEASONING IS 4 MONTHS.
[ ] THE WEIGHTED AVERAGE REMAINING TERM TO MATURITY IS 109 MONTHS.

------------------------------------------------------------------------------
THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

------------------------------------------------------------------------------
     NATIONSLINK FUNDING CORPORATION
     Commercial Mortgage Pass-Through Certificates
     Series 1998-1
     Class A, B, C, D, E & X Certificates
     $898,128,487 (approximate)
------------------------------------------------------------------------------

Mortgage Loan originator

                                                                                            WEIGHTED        WEIGHTED       WEIGHTED
                               NUMBER OF       % OF          AGGREGATE         % OF         AVERAGE         AVERAGE        AVERAGE
                               MORTGAGE       MORTGAGE     CUT-OFF DATE     INITIAL POOL   UNDERWRITING    CUT-OFF DATE    MORTGAGE
MORTGAGE LOAN ORIGINATOR        LOANS          LOANS         BALANCE          BALANCE        DSCR(1)        LTV RATIO(2)     RATE
-----------------------------------------------------------------------------------------------------------------------------------
NationsBank, N.A.               92           45.8%     $  432,121,973        42.3%          1.49x            71.7%         7.700%
Berkshire Mortgage Finance
  Corporation                   39           19.4         247,508,140        24.3           1.51             71.4          7.698
Washington Mortgage Financial
  Group                         22           10.9         104,747,810        10.3           1.41             73.7          7.857
Bankers Mutual Mortgage, Inc.   13            6.5          75,786,325         7.4           1.40             74.5          7.482
L.J. Melody & Company           12            6.0          64,709,984         6.3           1.36             73.7          7.557
Patrician Financial Company     12            6.0          64,204,366         6.3           1.49             73.3          7.819
First Security Bank, N.A.       11            5.5          31,521,960         3.1           1.54             67.6          7.784
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE         201          100.0%     $1,020,600,558       100.0%          1.47x            72.2%         7.701%
====================================================================================================================================

(1)Underwriting DSCR is the ratio of Underwriting Net Operating Income to annualized debt service.
(2)Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Appraisal
   Value.

[ ] THE WEIGHTED AVERAGE ORIGINAL AMORTIZATION TERM IS 335 MONTHS.

Mortgage Loan Sub-Servicer

                                                                                            WEIGHTED        WEIGHTED       WEIGHTED
                               NUMBER OF       % OF          AGGREGATE         % OF         AVERAGE         AVERAGE        AVERAGE
                               MORTGAGE       MORTGAGE     CUT-OFF DATE     INITIAL POOL   UNDERWRITING    CUT-OFF DATE    MORTGAGE
MORTGAGE LOAN SUB-SERVICER      LOANS          LOANS         BALANCE          BALANCE        DSCR(1)        LTV RATIO(2)     RATE
-----------------------------------------------------------------------------------------------------------------------------------
Midland Loan Services, L.P.     92           45.8%     $  432,121,973        42.3%          1.49x            71.7%         7.700%
Berkshire Mortgage Finance
  Corporation                   39           19.4         247,508,140        24.3           1.51             71.4          7.698
Washington Mortgage Financial
  Group                         22           10.9         104,747,810        10.3           1.41             73.7          7.857
Bankers Mutual Mortgage, Inc.   13            6.5          75,786,325         7.4           1.40             74.5          7.482
L.J. Melody & Company           12            6.0          64,709,984         6.3           1.36             73.7          7.557
Patrician Financial Company     12            6.0          64,204,366         6.3           1.49             73.3          7.819
First Security Bank, N.A.       11            5.5          31,521,960         3.1           1.54             67.6          7.784
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE         201          100.0%     $1,020,600,558       100.0%          1.47x            72.2%         7.701%
====================================================================================================================================

(1)Underwriting DSCR is the ration of Underwriting Net Operating Income to annualized debt service.
(2)Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Appraisal
   Value.

[ ] EACH OF THE MORTGAGE LOANS WILL BE SUB-SERVICED BY ITS RESPECTIVE
    ORIGINATOR, WITH THE EXCEPTION OF THE MORTGAGE LOANS THAT WERE ORIGINATED BY NATIONSBANK, N.A., WHICH WILL BE SUB-SERVICED BY MIDLAND LOAN SERVICES, L.P.

--------------------------------------------------------------------------------
THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

-------------------------------------------------------------------------------
     NATIONSLINK FUNDING CORPORATION
     Commercial Mortgage Pass-Through Certificates
     Series 1998-1
     Class A, B, C, D, E & X Certificates
     $898,128,487 (approximate)
-------------------------------------------------------------------------------

Prepayment Provisions Summary

ORIGINAL          ORIGINAL    NUMBER OF       AGGREGATE        % OF
TERM TO        AMORTIZATION   MORTGAGE       CUT-OFF DATE   INITIAL POOL
MATURITY           TERM         LOANS          BALANCE        BALANCE      PREPAYMENT PROVISION DESCRIPTION(1)
-------------------------------------------------------------------------------------------------------------------------
 60 months      360 months      1             $18,145,866     1.8%          LO(24)/3%(12)2%/(12)/FREE(12)
 60 months      360 months      2              10,817,841     1.1           LO(24)/GRTR1%PPMTorYM(30)/FREE(6)
 84 months      300 months      1               2,383,281     0.2           LO(24)/GRTR1%PPMTorYM(36)/2%(12)/1%(6)/FREE(6)
 84 months      300 months      3              32,300,639     3.2           LO(36)/GRTR1%PPMTorYM(42)/FREE(6)
 84 months      360 months      1               3,084,599     0.3           LO(25)/GRTR1%PPMTorYM(36)/2%(12)/1%(5)/FREE(6)
 84 months      360 months      7             103,776,981    10.2           LO(36)/GRTR1%PPMTorYM(42)/FREE(6)
108 months      360 months      1               3,091,388     0.3           LO(48)/GRTR1%PPMTorYM(54)/FREE(6)
120 months      120 months      1                 889,628     0.1           LO(48)/GRTR1%PPMTorYM(66)/FREE(6)
120 months      180 months      1               3,120,998     0.3           LO(48)/GRTR1%PPMTorYM(66)/FREE(6)
120 months      207 months      1               2,988,804     0.3           LO(48)/GRTR1%PPMTorYM(66)/FREE(6)
120 months      219 months      1               2,753,371     0.3           LO(48)/GRTR1%PPMTorYM(66)/FREE(6)
120 months      240 months      1               2,470,564     0.2           LO(36)/GRTR1%PPMTorYM(48)/3%(12)/2%(12)/1%(6)/FREE(6)
120 months      240 months     16              44,423,035     4.4           LO(48)/GRTR1%PPMTorYM(66)/FREE(6)
120 months      300 months      8              21,491,770     2.1           LO(36)/GRTR1%PPMTorYM(48)/3%(12)/2%(12)/1%(6)/FREE(6)
120 months      300 months      3              10,439,637     1.0           LO(37)/GRTR1%PPMTorYM(48)/3%(12)/2%(12)/1%(5)/FREE(6)
120 months      300 months     50             236,446,695    23.2           LO(48)/GRTR1%PPMTorYM(66)/FREE(6)
120 months      360 months      3               5,698,978     0.6           LO(36)/GRTR1%PPMTorYM(48)/3%(12)/2%(12)/1%(6)/FREE(6)
120 months      360 months      3              11,326,709     1.1           LO(36)/GRTR1%PPMTorYM(78)/FREE(6)
120 months      360 months      2              24,369,341     2.4           LO(37)/GRTR1%PPMTorYM(48)/3%(12)/2%(12)/1%(5)/FREE(6)
120 months      360 months      1              15,634,177     1.5           LO(37)/GRTR1%PPMTorYM(77)/FREE(6)
120 months      360 months      8              29,597,940     2.9           LO(48)/GRTR1%PPMTorYM(60)/FREE(12)
120 months      360 months     86             435,348,316    42.7           LO(48)/GRTR1%PPMTorYM(66)/FREE(6)
-------------------------------------------------------------------------------------------------------------------------
TOTAL                         201          $1,020,600,558   100.0%
=========================================================================================================================

(1) LO - Lock-out period GRTR - Greater of PPMT - Prepayment amount YM - Yield maintenance FREE - No penalty period

[ ] EACH OF THE MORTGAGE LOANS IS IN A LOCK-OUT PERIOD AS OF THE CUT-OFF DATE.
[ ] THE WEIGHTED AVERAGE REMAINING LOCK-OUT PERIOD IS 41 MONTHS.
[ ] SEE PREPAYMENT PREMIUM ALLOCATION HEREIN FOR A DESCRIPTION OF ALLOCATION OF PREPAYMENT PREMIUMS.

--------------------------------------------------------------------------------
THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

--------------------------------------------------------------------------------
          NATIONSLINK FUNDING CORPORATION
          Commercial Mortgage Pass-Through Certificates
          Series 1998-1
          Class A, B, C, D, E & X Certificates
          $898,128,487 (approximate)
--------------------------------------------------------------------------------

PREPAYMENT PROVISION/REMAINING BALANCE ANALYSIS

                                                                    PERIOD
                       -------------------------------------------------------------------------------------------------
PREPAYMENT PROVISION(1)  3/98      3/99     3/00     3/01     3/02     3/03     3/04    3/05     3/06     3/07     3/08
------------------------------------------------------------------------------------------------------------------------
LO                      100.0%     99.7%    93.0%    74.9%     3.0%     0.0%     0.0%    0.0%     0.0%     0.0%     0.0%
GRTR1%PPMTorYM            0.0       0.3      5.2     23.4     94.8     99.4     97.6    92.3     92.3     84.6      0.0
3%                        0.0       0.0      1.8      0.0      0.0      0.0      2.1     5.2      0.0      0.0      0.0
2%                        0.0       0.0      0.0      1.8      0.3      0.2      0.0     2.5      5.2      0.0      0.0
1%                        0.0       0.0      0.0      0.0      0.0      0.3      0.0     0.0      2.5      1.0      0.0
FREE                      0.0       0.0      0.0      0.0      1.8      0.0      0.2     0.0      0.0     14.5      0.0
------------------------------------------------------------------------------------------------------------------------

TOTAL                   100.0%    100.0%   100.0%   100.0%   100.0%   100.0%   100.0%  100.0%   100.0%   100.0%   100.0%
------------------------------------------------------------------------------------------------------------------------

CERTIFICATES BALANCE   $1020.6   $1010.0  $998.8   $986.5   $973.2   $931.2   $913.2  $770.0   $754.5   $686.7     $0.0
% INITIAL POOL
   BALANCE              100.0%     99.0%    97.9%    96.7%    95.4%    91.2%    89.5%   75.4%    73.9%    67.3%     0.0%
------------------------------------------------------------------------------------------------------------------------


(1) LO - Lock-out period
GRTR - Greater of
PPMT - Prepayment amount
YM - Yield maintenance
FREE - No penalty period

--------------------------------------------------------------------------------
THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

--------------------------------------------------------------------------------
          NATIONSLINK FUNDING CORPORATION
          Commercial Mortgage Pass-Through Certificates
          Series 1998-1
          Class A, B, C, D, E & X Certificates
          $898,128,487 (approximate)
--------------------------------------------------------------------------------

PREPAYMENT PREMIUM ALLOCATION

Any Prepayment Premiums (whether in the form of a yield maintenance amount or a fixed prepayment premium) actually collected will be distributed as follows: (i) first, to the holders of the Class X-1 and X-2 Certificates and the holders of the respective Class or Classes of the Class A, B, C, D and E Certificates then entitled to receive principal, up to an amount equal to the corresponding PV Yield Loss Amount, pro rata in accordance with their respective entitlement; and
(ii) then, to the extent of any remaining portion of such Prepayment Premiums, to the holders of the Class X-1 and X-2 Certificates, pro rata based on the Notional Amount of each such Class as of the preceding Distribution Date.

--------------------------------------------------------------------------------
CHARACTERISTICS OF PREPAID MORTGAGE LOAN

Original Balance             $18,200,000   Date of Prepayment                11/1/99
Mortgage Rate                      7.53%   Balance at Prepayment         $17,905,144
Original Term to Maturity      60 months   Remaining Term at Prepayment    36 months
Original Amortization Term    360 months   Prepayment Premium               $537,154
Lock-out Period                24 months

DISTRIBUTION TO CLASSES

                                                                                         Class X Certificates
                                                                Class A-1                --------------------
                                                               Certificates         Class X-1            Class X-2
                                                            ----------------------------------------------------------
Prepaid Principal/Aggregate Notional Amount Reduction            $17,905,144      $17,903,353(1)        $17,903,353(1)
Reinvestment Treasury Term(2)                                     5.17 years          8.08 years           8.33 years
Reinvestment Yield                                                     5.47%               5.49%                5.50%
Annuity Factor(3)                                                     4.3974              6.3887               6.5450
Pass-Through Rate                                                      6.18%               1.55%                1.43%
Notional Balance at Prepayment                                             -        $697,452,999         $306,149,550
Lost Coupon Amount(4)                                               $126,894            $192,447              $78,337
PV Yield Loss Amount(5)                                             $558,008          $1,229,481             $512,718
Distributed Prepayment Premium (%)                                     24.3%               53.5%                22.3%
Distributed Prepayment Premium ($)                                  $130,309            $287,114             $119,732
----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

(1) Aggregate notional balance reduction for Class X Certificates (99.99% of prepaid principal).

(2) Number of months from related Distribution Date to Assumed Final Distribution Date for each such Class divided by 12.

(3)      Annuity Factor is calculated using the following formula:

                                          -n
                                   1-(1+T)
                                   ---------
                                       T

         where "n" is the reinvestment treasury term referenced above in (2), and "T" the Reinvestment Yield, as listed in the above chart.

(4) Lost Coupon Amount is calculated in the following manner: for the Class A-1 Certificates (or other so entitled Class of Sequential Pay Certificates),

          (Pass-Through Rate - Reinvestment Yield) x Prepaid Principal

         and, for the Class X Certificates,

                     Class Notional Amount
 Pass-Through Rate x --------------------- x Aggregate Notional Amount Reduction
                       Aggregate Notional
                             Amount

(5) PV Yield Loss Amount is equal to the product of the Annuity Factor and the Lost Coupon Amount for each such Class.

--------------------------------------------------------------------------------
THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

--------------------------------------------------------------------------------
          NATIONSLINK FUNDING CORPORATION
          Commercial Mortgage Pass-Through Certificates
          Series 1998-1
          Class A, B, C, D, E & X Certificates
          $898,128,487 (approximate)
--------------------------------------------------------------------------------

         SIGNIFICANT MORTGAGE LOANS

         Certain of the larger Mortgage Loans or groups of Mortgage Loans (by outstanding principal balance) are described below. Terms used below relating to property characteristics have the meaning assigned to such term in the preliminary prospectus supplement dated February 25, 1997.

         RESEARCH TRI-CENTER MORTGAGE LOANS. Two of the Mortgage Loans (the "Research South Mortgage Loan" and the "Research North Mortgage Loan," respectively, and collectively, the "Research Tri-Center Mortgage Loans") are cross-defaulted and cross-collateralized with each other, and are secured by fee mortgages on two certain industrial properties, Research Tri-Center South A and Research Tri-Center North B, respectively, each of which is located in Durham, North Carolina. The Research Tri-Center Mortgage Loans were originated on January 30, 1998 and, with an aggregate Cut-off Date Balance of $43,867,379.57, represent 4.3% of the Initial Pool Balance.

         Research Tri-Center South A was completed in 1994. Glaxo and IBM are the largest tenants, leasing 170,000 square feet and 120,000 square feet, respectively, of an available 680,200 square feet of Net Rentable Area (SF). As of December 1, 1997, Research Tri-Center South A was 93% occupied.

         The Underwriting NOI determined for Research Tri-Center South A is $2,586,635. The Appraisal Value of Research Tri-Center South A as of November 26, 1997 was $29,150,000.

         Research Tri-Center North B was completed in 1990. IBM is the lone tenant, leasing 100% of the available 421,500 square feet of Net Rentable Area (SF).

         The Underwriting NOI determined for Research Tri-Center North B is $2,189,275. The Appraisal Value of Research Tri-Center North B as of November 26, 1997 was $25,750,000.

         The Underwriting Debt Service Coverage Ratios determined for the Research South Mortgage Loan and the Research North Mortgage Loan are 1.38x and 1.32x, respectively.

         SILVER SANDS MORTGAGE LOAN. One of the Mortgage Loans (the "Silver Sands Mortgage Loan") is secured by a fee mortgage encumbering Silver Sands Factory Stores, an unanchored retail property located on East Highway 98 in Sandestin, Florida. The Silver Sands Mortgage Loan was originated on December 29, 1997 and, with a Cut-off Date Balance of $36,501,176.31, represents 3.6% of the Initial Pool Balance.

         Silver Sands Factory Stores was completed in 1986 and renovated in 1996. Reebok/Rockport and The Gap are the largest tenants, leasing 13,157 square feet and 10,285 square feet, respectively, of an available 373,737 square feet of Net Rentable Area (SF). As of November 14, 1997, Silver Sands Factory Stores was 96% occupied.

         The Underwriting NOI determined for Silver Sands Factory Stores is $5,254,599, which results in an Underwriting DSCR of 1.71x. The Appraisal Value of Silver Sands Factory Stores as of November 1, 1997 was $67,000,000.

--------------------------------------------------------------------------------
THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

--------------------------------------------------------------------------------
          NATIONSLINK FUNDING CORPORATION
          Commercial Mortgage Pass-Through Certificates
          Series 1998-1
          Class A, B, C, D, E & X Certificates
          $898,128,487 (approximate)
--------------------------------------------------------------------------------

         FLAGLER PARK MORTGAGE LOAN. One of the Mortgage Loans (the "Flagler Park Mortgage Loan") is secured by a fee mortgage encumbering Flagler Park Plaza Shopping Center, a grocery-anchored retail property located in Miami, Florida. The Flagler Park Mortgage Loan was originated on January 30, 1998 and, with a Cut-off Date Balance of $29,963,774.40, represents 2.9% of the Initial Pool Balance.

         Flagler Park Plaza Shopping Center was completed in 1990. Publix and Service Merchandise are the largest tenants, leasing 56,000 square feet and 50,000 square feet, respectively, of an available 348,877 square feet of Net Rentable Area (SF). As of November 30, 1997, Flagler Park Plaza Shopping Center was 95% occupied.

         The Underwriting NOI determined for Flagler Park Plaza Shopping Center is $3,141,988, which results in an Underwriting DSCR of 1.31x. The Appraisal Value of Flagler Park Plaza Shopping Center as of November 13, 1997 was $37,925,000.

         DAYS SUITES MORTGAGE LOAN. One of the Mortgage Loans (the "Days Suites Mortgage Loan") is secured by a fee mortgage encumbering Days Suites Kissimmee Lodge, a limited-service hotel property operated under a franchise license agreement with Days Inn of America, Inc. Days Suites Kissimmee Lodge is located near Walt Disney World in Kissimmee, Florida. The Days Suites Mortgage Loan was originated on August 29, 1997 and, with a Cut-off Date Balance of $29,190,339.31, represents 2.9% of the Initial Pool Balance.

         Days Suites Kissimmee Lodge was built in 1974 and renovated in 1989. Improvements consist of multiple buildings representing an aggregate 603 rooms and 363,400 square feet of Net Rentable Area (SF). As of November 30, 1997, Days Suites Kissimmee Lodge was 85% occupied.

         The borrower (the "Days Suites Borrower") under the Days Suites Mortgage Loan is also the obligor of subordinated debt that is secured by neither Days Suites Kissimmee Lodge nor any of the other collateral for the Mortgage Loan. Such debt, in the amount of $1,290,000.00 was obtained in connection with the origination of the Days Suites Mortgage Loan. The Days Suites Borrower is not required to make, nor may the related obligee demand, any payment in connection with such debt until the Days Suites Mortgage Loan is paid in full. Affiliated borrowers with respect to the Days Suites Mortgage Loan were debtors in bankruptcy until 1995.

         The Underwriting NOI determined for Days Suites Kissimmee Lodge is $4,830,298, which results in an Underwriting DSCR of 1.67x. The Appraisal Value of Days Suites Kissimmee Lodge as of July 1, 1997 was $42,500,000.

         LA TERRAZA MORTGAGE LOAN. One of the Mortgage Loans (the "La Terraza Mortgage Loan") is secured by a fee mortgage on La Terraza Apartments, a multifamily property located in San Diego, California. The La Terraza Mortgage Loan was originated on October 9, 1997 and, with a Cut-off Date Balance of $27,916,466.70, represents 2.7% of the Initial Pool Balance.

         La Terraza Apartments was completed in 1989 and renovated in 1997. Improvements consist of a mix of one, two and three-bedroom units representing an aggregate 402 units and 393,724 square feet of Net Rentable Area (SF). As of November 30 ,1997, La Terraza Apartments was 98% occupied.


--------------------------------------------------------------------------------
THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

--------------------------------------------------------------------------------
          NATIONSLINK FUNDING CORPORATION
          Commercial Mortgage Pass-Through Certificates
          Series 1998-1
          Class A, B, C, D, E & X Certificates
          $898,128,487 (approximate)
--------------------------------------------------------------------------------

         The Underwriting NOI determined for La Terraza Apartments is $2,893,797, which results in an Underwriting DSCR of 1.23x. The Appraisal Value of La Terraza Apartments as of August 31, 1997 was $37,900,000.

         UNIVERSITY TOWERS MORTGAGE LOAN. One of the Mortgage Loans (the "University Towers Mortgage Loan") is secured by a fee mortgage on University Towers, a student dormitory located near the campus of North Carolina State University in Raleigh, North Carolina. The University Towers Mortgage Loan was originated on February 11, 1998 and, with a Cut-off Date Balance of $26,500,000, represents 2.6% of the Initial Pool Balance.

         University Towers was completed in 1989. Improvements consist of a single, nine-story building containing 936 one-room units which, in aggregate, represent 213,767 square feet of Net Rentable Area (SF). As of October 31, 1997, University Towers was 100% occupied.

         The Underwriting NOI determined for University Towers is $2,853,847, which results in an Underwriting DSCR of 1.38x. The Appraisal Value of University Towers as of November 26, 1997 was $34,500,000.

         THE APPLEBEE'S MORTGAGE LOANS. Two sets of Mortgage Loans contain, in the aggregate, twelve Mortgage Loans (the "Applebee's Mortgage Loans") that are secured by fee or leasehold mortgages on twelve Applebee's franchise restaurant properties (the "Applebee's Restaurants") and are, solely as among such Applebee's Mortgage Loans in such particular set, cross-defaulted and cross-collateralized with each other, subject to certain limitations. The Applebee's Mortgage Loans were originated on October 10, 1997. One set of Applebee's Mortgage Loans contains eight Applebee's Mortgage Loans and, with an aggregate Cut-off Date Balance of $20,796,652.29, represents 2.0% of the Initial Pool Balance. The other set of Applebee's Mortgage Loans contains four Applebee's Mortgage Loans and, with an aggregate Cut-off Date Balance of $12,423,251.35, represents 1.2% of the Initial Pool Balance.

         Each of the Applebee's Restaurants is located in Indiana and is operated under a franchise license agreement with Applebee's International. The Applebee's Restaurants were completed between 1993 and 1997, and range in size from 5,000 square feet to 6,000 square feet.

         The Underwriting NOI determined for each Applebee's Restaurant is between $343,741 and $587,342. The Underwriting DSCR determined for each Applebee's Mortgage Loan ranges in value from 1.31x to 1.77x. The Appraisal Value of each Applebee's Restaurant as of October 1, 1997 is between $3,980,000 and $5,030,000.


--------------------------------------------------------------------------------
THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

--------------------------------------------------------------------------------
          NATIONSLINK FUNDING CORPORATION
          Commercial Mortgage Pass-Through Certificates
          Series 1998-1
          Class A, B, C, D, E & X Certificates
          $898,128,487 (approximate)
--------------------------------------------------------------------------------


         PRICE/YIELD TABLES

         The tables set forth hereafter show the corporate bond equivalent yield, modified duration, weighted average life and the first Distribution Date and final Distribution Date on which principal or interest, as applicable, is to be paid with respect to the Classes of Offered Certificates under various scenarios and for a variety of purchase prices. Purchase prices are generally expressed in 32nds (i.e. 9-12 means 912/32) as a percentage of the related aggregate principal balance (the "Certificate Balance") of the relevant Class.

         The yields set forth in the following tables were calculated by determining the monthly discount rates which, when applied to the assumed stream of cash flows to be paid on each Class of Offered Certificates, would cause the discounted present value of such assumed stream of cash flows as of March 30, 1998 to equal the assumed purchase prices, plus accrued interest at the applicable pass-through rate from and including the Cut-Off Date to but excluding the Settlement Date, and converting such monthly rates to semi-annual corporate bond equivalent rates. Assumed cash flows were determined based on actual loan terms, the coupons set forth in each table, and the assumptions as to prepayments, extensions and receipts of prepayment premiums set forth in each table, and to the extent not inconsistent herewith, based on the Maturity Assumptions as defined in the preliminary prospectus dated February 25, 1998 with respect to the Offered Certificates. Such calculation does not take into account variations that may occur in the interest rates at which investors may be able to reinvest funds received by them as reductions of the Certificate Balances of the respective Classes of Offered Certificates and consequently does not purport to reflect the return on any investment in such Classes of Certificates when such reinvestment rates are considered. For purposes of these tables, "modified duration" has been calculated using Macaulay Duration. The Macaulay Duration is calculated as the present value weighted average time to receive future payments of principal and interest. Modified duration is calculated by dividing the Macaulay Duration by the appropriate semi-annual compounding factor. The duration of a security may be calculated according to various methodologies; accordingly, no representation is made by the Sponsor, the Underwriters or any other person that the "modified duration" approach used herein is appropriate. Duration, like yield, will be affected by the prepayment rate of the Mortgage Loans and extensions in respect of Balloon Payments that actually occur during the life of the Offered Certificates and by the actual performance of the Mortgage Loans, all of which may differ, and may differ significantly, from the assumptions used in preparing the tables below. The modified duration shown in the following tables, in each case, relates to the yield shown immediately above such modified duration number.


--------------------------------------------------------------------------------
THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

                          PRICE / YIELD TABLE - CLASS B
                (ALL YIELDS EXPRESSED ON A BOND EQUIVALENT BASIS)

                                                                                                                  IO Strip = 0.0000%
Security ID                      NATIONSLINK 1998-1
Settlement Date                             3/30/98                           Initial Prin. Bal       53,581,529.00
Interest Accrued From                        3/1/98                           Initial Coupon                 6.4200%
Next Pmt Date                               4/20/98                           Accrued Int                277,107.36

                                             (Column Heading)=Prepayment Rate in CPR (Table)=Nominal Yield
                         ----------------------------------------------------------------------------------------------------------
 Price                   0.0%                  4.0%                     8.0%                    12.0%               16.0%
 -----                   ----                  ----                     ----                    -----               -----

  98-24                          6.637%               6.637%                   6.637%                   6.637%               6.637%
  98-28                          6.619%               6.619%                   6.619%                   6.619%               6.619%
  99-00                          6.601%               6.601%                   6.601%                   6.601%               6.601%
  99-04                          6.583%               6.583%                   6.583%                   6.583%               6.583%
  99-08                          6.565%               6.565%                   6.565%                   6.565%               6.565%
              Mod Dur             7.03                 7.02                     7.02                     7.01                 7.01
  99-12                          6.547%               6.547%                   6.547%                   6.547%               6.547%
  99-16                          6.529%               6.529%                   6.529%                   6.529%               6.529%
  99-20                          6.512%               6.512%                   6.512%                   6.512%               6.512%
  99-24                          6.494%               6.494%                   6.494%                   6.494%               6.494%
  99-28                          6.476%               6.476%                   6.476%                   6.476%               6.476%
              Mod Dur             7.04                 7.03                     7.03                     7.03                 7.02
 100-00                          6.458%               6.458%                   6.458%                   6.458%               6.458%
 100-04                          6.441%               6.441%                   6.441%                   6.441%               6.441%
 100-08                          6.423%               6.423%                   6.423%                   6.423%               6.423%
 100-12                          6.406%               6.406%                   6.406%                   6.405%               6.405%
 100-16                          6.388%               6.388%                   6.388%                   6.388%               6.388%
              Mod Dur             7.05                 7.05                     7.04                     7.04                 7.03
 100-20                          6.371%               6.370%                   6.370%                   6.370%               6.370%
 100-24                          6.353%               6.353%                   6.353%                   6.353%               6.353%
 100-28                          6.336%               6.335%                   6.335%                   6.335%               6.335%
 101-00                          6.318%               6.318%                   6.318%                   6.318%               6.318%
 101-04                          6.301%               6.301%                   6.300%                   6.300%               6.300%
              Mod Dur             7.06                 7.06                     7.05                     7.05                 7.05
 101-08                          6.283%               6.283%                   6.283%                   6.283%               6.283%
 101-12                          6.266%               6.266%                   6.266%                   6.265%               6.265%
 101-16                          6.248%               6.248%                   6.248%                   6.248%               6.248%
 101-20                          6.231%               6.231%                   6.231%                   6.231%               6.231%
 101-24                          6.214%               6.214%                   6.214%                   6.213%               6.213%
              Mod Dur             7.07                 7.07                     7.07                     7.06                 7.06
 101-28                          6.197%               6.196%                   6.196%                   6.196%               6.196%
 102-00                          6.179%               6.179%                   6.179%                   6.179%               6.179%
 102-04                          6.162%               6.162%                   6.162%                   6.162%               6.161%
 102-08                          6.145%               6.145%                   6.145%                   6.144%               6.144%
 102-12                          6.128%               6.128%                   6.127%                   6.127%               6.127%
              Mod Dur             7.08                 7.08                     7.08                     7.07                 7.07

WA Life (Yrs)                     9.76                 9.75                     9.74                     9.73                 9.73
First  Prin  Date             12/20/07             12/20/07                 12/20/07                 12/20/07             12/20/07
Final  Prin  Date              1/20/08              1/20/08                  1/20/08                  1/20/08              1/20/08
% of Prin Returned              100.00%              100.00%                  100.00%                  100.00%              100.00%



                                                                                                           -------------------------
                                 ASSUMPTIONS                                                               TSY CURVE AS OF 2/19/98
------------------------------------------------------------------------------------------------------------------------------------
1% CLEANUP CALL IS NOT EXERCISED                                                                           TERM (YRS)  YIELD (BEY)
--------------------------------                                                                           -------------------------
                                                                                                             1/4       5.200%
INITIAL BALANCE IS CALCULATED USING THE UNPAID PRINCIPAL BALANCE AS OF MARCH 1, 1998                         1/2       5.290%
------------------------------------------------------------------------------------                          1        5.290%
PREPAY RATES ARE A CONSTANT % OF CPR AFTER EXPIRATION OF LOCKOUT AND YLD MAINT PERIODS (IF ANY)               2        5.380%
100% OF ALL PREPAYMENT PREMIUMS ARE ASSUMED TO BE COLLECTED                                                   3        5.390%
PREPAYMENT PREMIUMS ARE ALLOCATED TO THE CLASSES A,B,C,D,E AND X CERTIFICATES UP TO AN AMOUNT                 5        5.470%
EQUAL TO THE PV YIELD LOSS AMOUNT FOR EACH CLASS                                                             10        5.510%
NO EXTENSIONS ON ANY MORTGAGE LOAN                                                                           30        5.850%
NO DEFAULTS ON ANY MORTGAGE LOAN
------------------------------------------------------------------------------------------------------------------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

                          PRICE / YIELD TABLE - CLASS C
                (ALL YIELDS EXPRESSED ON A BOND EQUIVALENT BASIS)

                                                                                                                  IO Strip = 0.0000%
Security ID                  NATIONSLINK 1998-1
Settlement Date                         3/30/98                              Initial Prin. Bal        56,133,030.00
Interest Accrued From                    3/1/98                              Initial Coupon                  6.5876%
Next Pmt Date                           4/20/98                              Accrued Int                 297,880.54

                                                (Column Heading)=Prepayment Rate in CPR (Table)=Nominal Yield
                         ----------------------------------------------------------------------------------------------------------
 Price                   0.0%                  4.0%                   8.0%                12.0%                  16.0%
 -----                   ----                  ----                   ----                -----                  -----
  98-24                                6.808%                6.808%            6.808%               6.808%              6.808%
  98-28                                6.790%                6.790%            6.790%               6.790%              6.790%
  99-00                                6.772%                6.772%            6.772%               6.772%              6.772%
  99-04                                6.754%                6.754%            6.754%               6.754%              6.754%
  99-08                                6.736%                6.736%            6.736%               6.736%              6.736%
              Mod Dur                   6.99                  6.99              6.99                 6.99                6.99
  99-12                                6.718%                6.718%            6.718%               6.718%              6.718%
  99-16                                6.700%                6.700%            6.700%               6.700%              6.700%
  99-20                                6.683%                6.683%            6.683%               6.683%              6.683%
  99-24                                6.665%                6.665%            6.665%               6.665%              6.665%
  99-28                                6.647%                6.647%            6.647%               6.647%              6.647%
              Mod Dur                   7.01                  7.01              7.01                 7.01                7.01
 100-00                                6.629%                6.629%            6.629%               6.629%              6.629%
 100-04                                6.611%                6.611%            6.611%               6.611%              6.611%
 100-08                                6.594%                6.594%            6.594%               6.594%              6.594%
 100-12                                6.576%                6.576%            6.576%               6.576%              6.576%
 100-16                                6.558%                6.558%            6.558%               6.558%              6.558%
              Mod Dur                   7.02                  7.02              7.02                 7.02                7.02
 100-20                                6.541%                6.541%            6.541%               6.541%              6.541%
 100-24                                6.523%                6.523%            6.523%               6.523%              6.523%
 100-28                                6.506%                6.506%            6.506%               6.506%              6.506%
 101-00                                6.488%                6.488%            6.488%               6.488%              6.488%
 101-04                                6.471%                6.471%            6.471%               6.471%              6.471%
              Mod Dur                   7.03                  7.03              7.03                 7.03                7.03
 101-08                                6.453%                6.453%            6.453%               6.453%              6.453%
 101-12                                6.436%                6.436%            6.436%               6.436%              6.436%
 101-16                                6.418%                6.418%            6.418%               6.418%              6.418%
 101-20                                6.401%                6.401%            6.401%               6.401%              6.401%
 101-24                                6.384%                6.384%            6.384%               6.384%              6.384%
              Mod Dur                   7.04                  7.04              7.04                 7.04                7.04
 101-28                                6.366%                6.366%            6.366%               6.366%              6.366%
 102-00                                6.349%                6.349%            6.349%               6.349%              6.349%
 102-04                                6.332%                6.332%            6.332%               6.332%              6.332%
 102-08                                6.314%                6.314%            6.314%               6.314%              6.314%
 102-12                                6.297%                6.297%            6.297%               6.297%              6.297%
              Mod Dur                   7.05                  7.05              7.05                 7.05                7.05

WA Life (Yrs)                           9.81                  9.81              9.81                 9.81                9.81
First  Prin  Date                    1/20/08               1/20/08           1/20/08              1/20/08             1/20/08
Final  Prin  Date                    1/20/08               1/20/08           1/20/08              1/20/08             1/20/08
% of Prin Returned                    100.00%               100.00%           100.00%              100.00%             100.00%




                                                                                                           -------------------------
                                 ASSUMPTIONS                                                               TSY CURVE AS OF 2/19/98
------------------------------------------------------------------------------------------------------------------------------------
1% CLEANUP CALL IS NOT EXERCISED                                                                           TERM (YRS)  YIELD (BEY)
--------------------------------                                                                           -------------------------
                                                                                                             1/4       5.200%
INITIAL BALANCE IS CALCULATED USING THE UNPAID PRINCIPAL BALANCE AS OF MARCH 1, 1998                         1/2       5.290%
------------------------------------------------------------------------------------                          1        5.290%
PREPAY RATES ARE A CONSTANT % OF CPR AFTER EXPIRATION OF LOCKOUT AND YLD MAINT PERIODS (IF ANY)               2        5.380%
100% OF ALL PREPAYMENT PREMIUMS ARE ASSUMED TO BE COLLECTED                                                   3        5.390%
PREPAYMENT PREMIUMS ARE ALLOCATED TO THE CLASSES A,B,C,D,E AND X CERTIFICATES UP TO AN AMOUNT                 5        5.470%
EQUAL TO THE PV YIELD LOSS AMOUNT FOR EACH CLASS                                                             10        5.510%
NO EXTENSIONS ON ANY MORTGAGE LOAN                                                                           30        5.850%
NO DEFAULTS ON ANY MORTGAGE LOAN
------------------------------------------------------------------------------------------------------------------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

                          PRICE / YIELD TABLE - CLASS D
                (ALL YIELDS EXPRESSED ON A BOND EQUIVALENT BASIS)

                                                                                                                  IO Strip = 0.0000%
Security ID                  NATIONSLINK 1998-1
Settlement Date                         3/30/98                     Initial Prin. Bal                 48,478,526.00
Interest Accrued From                    3/1/98                     Initial Coupon                           6.9324%
Next Pmt Date                           4/20/98                     Accrued Int                          270,725.33

                                            (Column Heading)=Prepayment Rate in CPR (Table)=Nominal Yield
                        ---------------------------------------------------------------------------------------------------
 Price                  0.0%               4.0%                8.0%               12.0%                   16.0%
 -----                  ----               ----                ----               -----                   -----

  98-24                        7.162%              7.162%              7.162%              7.162%                  7.162%
  98-28                        7.144%              7.144%              7.144%              7.144%                  7.144%
  99-00                        7.126%              7.126%              7.126%              7.126%                  7.126%
  99-04                        7.107%              7.107%              7.107%              7.107%                  7.107%
  99-08                        7.089%              7.089%              7.089%              7.089%                  7.089%
              Mod Dur           6.88                6.88                6.88                6.88                    6.88
  99-12                        7.071%              7.071%              7.071%              7.071%                  7.071%
  99-16                        7.053%              7.053%              7.053%              7.053%                  7.053%
  99-20                        7.035%              7.035%              7.035%              7.035%                  7.035%
  99-24                        7.016%              7.016%              7.016%              7.016%                  7.016%
  99-28                        6.998%              6.998%              6.998%              6.998%                  6.998%
              Mod Dur           6.89                6.89                6.89                6.89                    6.89
 100-00                        6.980%              6.980%              6.980%              6.980%                  6.980%
 100-04                        6.962%              6.962%              6.962%              6.962%                  6.962%
 100-08                        6.944%              6.944%              6.944%              6.944%                  6.944%
 100-12                        6.926%              6.926%              6.926%              6.926%                  6.926%
 100-16                        6.908%              6.908%              6.908%              6.908%                  6.908%
              Mod Dur           6.90                6.90                6.90                6.90                    6.90
 100-20                        6.891%              6.891%              6.891%              6.891%                  6.891%
 100-24                        6.873%              6.873%              6.873%              6.873%                  6.873%
 100-28                        6.855%              6.855%              6.855%              6.855%                  6.855%
 101-00                        6.837%              6.837%              6.837%              6.837%                  6.837%
 101-04                        6.819%              6.819%              6.819%              6.819%                  6.819%
              Mod Dur           6.92                6.92                6.92                6.92                    6.92
 101-08                        6.801%              6.801%              6.801%              6.801%                  6.801%
 101-12                        6.784%              6.784%              6.784%              6.784%                  6.784%
 101-16                        6.766%              6.766%              6.766%              6.766%                  6.766%
 101-20                        6.748%              6.748%              6.748%              6.748%                  6.748%
 101-24                        6.731%              6.731%              6.731%              6.731%                  6.731%
              Mod Dur           6.93                6.93                6.93                6.93                    6.93
 101-28                        6.713%              6.713%              6.713%              6.713%                  6.713%
 102-00                        6.695%              6.695%              6.695%              6.695%                  6.695%
 102-04                        6.678%              6.678%              6.678%              6.678%                  6.678%
 102-08                        6.660%              6.660%              6.660%              6.660%                  6.660%
 102-12                        6.643%              6.643%              6.643%              6.643%                  6.643%
              Mod Dur           6.94                6.94                6.94                6.94                    6.94

WA Life (Yrs)                   9.81                9.81                9.81                9.81                    9.81
First  Prin  Date            1/20/08             1/20/08             1/20/08             1/20/08                 1/20/08
Final  Prin  Date            1/20/08             1/20/08             1/20/08             1/20/08                 1/20/08
% of Prin Returned            100.00%             100.00%             100.00%             100.00%                 100.00%




                                                                                                           -------------------------
                                 ASSUMPTIONS                                                               TSY CURVE AS OF 2/19/98
------------------------------------------------------------------------------------------------------------------------------------
1% CLEANUP CALL IS NOT EXERCISED                                                                           TERM (YRS)  YIELD (BEY)
--------------------------------                                                                           -------------------------
                                                                                                             1/4       5.200%
INITIAL BALANCE IS CALCULATED USING THE UNPAID PRINCIPAL BALANCE AS OF MARCH 1, 1998                         1/2       5.290%
------------------------------------------------------------------------------------                          1        5.290%
PREPAY RATES ARE A CONSTANT % OF CPR AFTER EXPIRATION OF LOCKOUT AND YLD MAINT PERIODS (IF ANY)               2        5.380%
100% OF ALL PREPAYMENT PREMIUMS ARE ASSUMED TO BE COLLECTED                                                   3        5.390%
PREPAYMENT PREMIUMS ARE ALLOCATED TO THE CLASSES A,B,C,D,E AND X CERTIFICATES UP TO AN AMOUNT                 5        5.470%
EQUAL TO THE PV YIELD LOSS AMOUNT FOR EACH CLASS                                                             10        5.510%
NO EXTENSIONS ON ANY MORTGAGE LOAN                                                                           30        5.850%
NO DEFAULTS ON ANY MORTGAGE LOAN
------------------------------------------------------------------------------------------------------------------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

                          PRICE / YIELD TABLE - CLASS E
                (ALL YIELDS EXPRESSED ON A BOND EQUIVALENT BASIS)

                                                                                                                  IO Strip = 0.0000%
Security ID           NATIONSLINK 1998-1
Settlement Date                  3/30/98                               Initial Prin. Bal              25,515,013.00
Interest Accrued From             3/1/98                               Initial Coupon                        7.2080%
Next Pmt Date                    4/20/98                               Accrued Int                       148,150.60

                                           (Column Heading)=Prepayment Rate in CPR (Table)=Nominal Yield
                         -----------------------------------------------------------------------------------------------------
 Price                   0.0%                 4.0%                8.0%               12.0%                     16.0%
 -----                   ----                 ----                ----               -----                     -----

  98-24                           7.445%              7.445%              7.445%              7.445%                   7.445%
  98-28                           7.427%              7.427%              7.427%              7.427%                   7.427%
  99-00                           7.408%              7.408%              7.408%              7.408%                   7.408%
  99-04                           7.390%              7.390%              7.390%              7.390%                   7.390%
  99-08                           7.371%              7.371%              7.371%              7.371%                   7.371%
              Mod Dur              6.79                6.79                6.79                6.79                     6.79
  99-12                           7.353%              7.353%              7.353%              7.353%                   7.353%
  99-16                           7.335%              7.335%              7.335%              7.335%                   7.335%
  99-20                           7.316%              7.316%              7.316%              7.316%                   7.316%
  99-24                           7.298%              7.298%              7.298%              7.298%                   7.298%
  99-28                           7.280%              7.280%              7.280%              7.280%                   7.280%
              Mod Dur              6.80                6.80                6.80                6.80                     6.80
 100-00                           7.261%              7.261%              7.261%              7.261%                   7.261%
 100-04                           7.243%              7.243%              7.243%              7.243%                   7.243%
 100-08                           7.225%              7.225%              7.225%              7.225%                   7.225%
 100-12                           7.207%              7.207%              7.207%              7.207%                   7.207%
 100-16                           7.188%              7.188%              7.188%              7.188%                   7.188%
              Mod Dur              6.81                6.81                6.81                6.81                     6.81
 100-20                           7.170%              7.170%              7.170%              7.170%                   7.170%
 100-24                           7.152%              7.152%              7.152%              7.152%                   7.152%
 100-28                           7.134%              7.134%              7.134%              7.134%                   7.134%
 101-00                           7.116%              7.116%              7.116%              7.116%                   7.116%
 101-04                           7.098%              7.098%              7.098%              7.098%                   7.098%
              Mod Dur              6.83                6.83                6.83                6.83                     6.83
 101-08                           7.080%              7.080%              7.080%              7.080%                   7.080%
 101-12                           7.062%              7.062%              7.062%              7.062%                   7.062%
 101-16                           7.044%              7.044%              7.044%              7.044%                   7.044%
 101-20                           7.026%              7.026%              7.026%              7.026%                   7.026%
 101-24                           7.008%              7.008%              7.008%              7.008%                   7.008%
              Mod Dur              6.84                6.84                6.84                6.84                     6.84
 101-28                           6.991%              6.991%              6.991%              6.991%                   6.991%
 102-00                           6.973%              6.973%              6.973%              6.973%                   6.973%
 102-04                           6.955%              6.955%              6.955%              6.955%                   6.955%
 102-08                           6.937%              6.937%              6.937%              6.937%                   6.937%
 102-12                           6.919%              6.919%              6.919%              6.919%                   6.919%
              Mod Dur              6.85                6.85                6.85                6.85                     6.85

WA Life (Yrs)                      9.81                9.81                9.81                9.81                     9.81
First  Prin  Date               1/20/08             1/20/08             1/20/08             1/20/08                  1/20/08
Final  Prin  Date               1/20/08             1/20/08             1/20/08             1/20/08                  1/20/08
% of Prin Returned               100.00%             100.00%             100.00%             100.00%                  100.00%



                                                                                                           -------------------------
                                 ASSUMPTIONS                                                               TSY CURVE AS OF 2/19/98
------------------------------------------------------------------------------------------------------------------------------------
1% CLEANUP CALL IS NOT EXERCISED                                                                           TERM (YRS)  YIELD (BEY)
--------------------------------                                                                           -------------------------
                                                                                                             1/4       5.200%
INITIAL BALANCE IS CALCULATED USING THE UNPAID PRINCIPAL BALANCE AS OF MARCH 1, 1998                         1/2       5.290%
------------------------------------------------------------------------------------                          1        5.290%
PREPAY RATES ARE A CONSTANT % OF CPR AFTER EXPIRATION OF LOCKOUT AND YLD MAINT PERIODS (IF ANY)               2        5.380%
100% OF ALL PREPAYMENT PREMIUMS ARE ASSUMED TO BE COLLECTED                                                   3        5.390%
PREPAYMENT PREMIUMS ARE ALLOCATED TO THE CLASSES A,B,C,D,E AND X CERTIFICATES UP TO AN AMOUNT                 5        5.470%
EQUAL TO THE PV YIELD LOSS AMOUNT FOR EACH CLASS                                                             10        5.510%
NO EXTENSIONS ON ANY MORTGAGE LOAN                                                                           30        5.850%
NO DEFAULTS ON ANY MORTGAGE LOAN
------------------------------------------------------------------------------------------------------------------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

                         PRICE / YIELD TABLE - CLASS X2
                (ALL YIELDS EXPRESSED ON A BOND EQUIVALENT BASIS)

                                                                                                                  IO Strip = 0.0000%
Security ID           NATIONSLINK 1998-1
Settlement Date                  3/30/98                   Initial Prin. Bal                          306,149,550.76
Interest Accrued From             3/1/98                   Initial Coupon                                     1.4343%
Next Pmt Date                    4/20/98                   Accrued Int                                    353,735.79

                                              (Column Heading)=Prepayment Rate in CPR (Table)=Nominal Yield
                           -------------------------------------------------------------------------------------------------------
 Price                     0.0%               4.0%                8.0%                12.0%                        16.0%
 -----                     ----               ----                ----                -----                        -----

  8-10                            9.128%              9.132%               9.135%              9.137%                      9.139%
  8-10+                           9.081%              9.085%               9.088%              9.091%                      9.093%
  8-11                            9.035%              9.039%               9.042%              9.045%                      9.047%
  8-11+                           8.989%              8.993%               8.996%              8.999%                      9.000%
  8-12                            8.943%              8.947%               8.950%              8.953%                      8.955%
              Mod Dur              4.02                4.01                 4.01                4.01                        4.01
  8-12+                           8.897%              8.901%               8.904%              8.907%                      8.909%
  8-13                            8.852%              8.856%               8.859%              8.861%                      8.863%
  8-13+                           8.806%              8.810%               8.813%              8.816%                      8.817%
  8-14                            8.761%              8.765%               8.768%              8.770%                      8.772%
  8-14+                           8.716%              8.719%               8.723%              8.725%                      8.727%
              Mod Dur              4.04                4.03                 4.03                4.03                        4.03
  8-15                            8.671%              8.674%               8.677%              8.680%                      8.681%
  8-15+                           8.626%              8.629%               8.632%              8.635%                      8.636%
  8-16                            8.581%              8.584%               8.587%              8.590%                      8.591%
  8-16+                           8.536%              8.540%               8.543%              8.545%                      8.546%
  8-17                            8.491%              8.495%               8.498%              8.500%                      8.502%
              Mod Dur              4.06                4.05                 4.05                4.05                        4.05
  8-17+                           8.447%              8.451%               8.453%              8.456%                      8.457%
  8-18                            8.402%              8.406%               8.409%              8.411%                      8.413%
  8-18+                           8.358%              8.362%               8.365%              8.367%                      8.368%
  8-19                            8.314%              8.318%               8.321%              8.323%                      8.324%
  8-19+                           8.270%              8.274%               8.277%              8.279%                      8.280%
              Mod Dur              4.08                4.07                 4.07                4.07                        4.07
  8-20                            8.226%              8.230%               8.233%              8.235%                      8.236%
  8-20+                           8.183%              8.186%               8.189%              8.191%                      8.192%
  8-21                            8.139%              8.142%               8.145%              8.147%                      8.149%
  8-21+                           8.095%              8.099%               8.102%              8.104%                      8.105%
  8-22                            8.052%              8.055%               8.058%              8.060%                      8.061%
              Mod Dur              4.10                4.09                 4.09                4.09                        4.09
  8-22+                           8.009%              8.012%               8.015%              8.017%                      8.018%
  8-23                            7.966%              7.969%               7.972%              7.974%                      7.975%
  8-23+                           7.922%              7.926%               7.929%              7.930%                      7.932%
  8-24                            7.880%              7.883%               7.886%              7.887%                      7.889%
  8-24+                           7.837%              7.840%               7.843%              7.845%                      7.846%
              Mod Dur              4.12                4.11                 4.11                4.11                        4.11

WA Life (Yrs)                      9.83                9.83                 9.82                9.82                        9.82
First  Int Pay  Date            4/20/98             4/20/98              4/20/98             4/20/98                     4/20/98
Final  Int Pay  Date            3/20/08             3/20/08              3/20/08             3/20/08                     3/20/08
% of Prin Returned                 0.00%               0.00%                0.00%               0.00%                       0.00%




                                                                                                           -------------------------
                                 ASSUMPTIONS                                                               TSY CURVE AS OF 2/19/98
------------------------------------------------------------------------------------------------------------------------------------
1% CLEANUP CALL IS NOT EXERCISED                                                                           TERM (YRS)  YIELD (BEY)
--------------------------------                                                                           -------------------------
                                                                                                             1/4       5.200%
INITIAL BALANCE IS CALCULATED USING THE UNPAID PRINCIPAL BALANCE AS OF MARCH 1, 1998                         1/2       5.290%
------------------------------------------------------------------------------------                          1        5.290%
PREPAY RATES ARE A CONSTANT % OF CPR AFTER EXPIRATION OF LOCKOUT AND YLD MAINT PERIODS (IF ANY)               2        5.380%
100% OF ALL PREPAYMENT PREMIUMS ARE ASSUMED TO BE COLLECTED                                                   3        5.390%
PREPAYMENT PREMIUMS ARE ALLOCATED TO THE CLASSES A,B,C,D,E AND X CERTIFICATES UP TO AN AMOUNT                 5        5.470%
EQUAL TO THE PV YIELD LOSS AMOUNT FOR EACH CLASS                                                             10        5.510%
NO EXTENSIONS ON ANY MORTGAGE LOAN                                                                           30        5.850%
NO DEFAULTS ON ANY MORTGAGE LOAN
------------------------------------------------------------------------------------------------------------------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

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